UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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REGENCY CENTERS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! REGENCY CENTERS CORPORATION 2021 Annual Meeting Vote by May 4, 2021 11:59 PM EDT REGENCY CENTERS CORPORATION ONE INDEPENDENT DRIVE, SUITE 114 JACKSONVILLE, FL 32202 You invested in REGENCY CENTERS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 5, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 21, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com    Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 5, 2021 9:00 AM, EDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/REG2021 *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.    Please check the meeting materials for any special requirements for meeting attendance. V1 D37527-P53033

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Martin E. Stein, Jr. For 1b. Joseph F. Azrack For 1c. Bryce Blair For 1d. C. Ronald Blankenship For 1e. Deirdre J. Evens For 1f. Thomas W. Furphy For 1g. Karin M. Klein For 1h. Peter D. Linneman For 1i. David P. O’Connor For 1j. Lisa Palmer For 1k. Thomas G. Wattles For 2. Adoption of an advisory resolution approving executive compensation for fiscal year 2020. For 3. Ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year For ending December 31, 2021. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D37528-P53033